EFFECTIVE DATE: SEPTEMBER 10, 2009

                                  THE GKM FUNDS

The section MANAGEMENT OF THE FUND on page 13 of the Prospectus is replaced in its entirety by the text below:


MANAGEMENT OF THE FUND
First Western Investment Management, Inc. ("FWIM"), 11150 Santa Monica Boulevard, Suite 850, Los Angeles, California 90025, serves as investment adviser to the Fund. In addition to serving as investment adviser to the Fund, FWIM provides investment advisory services to institutions, high net worth individuals, registered investment companies and to governmental entities. As of December 31, 2008, FWIM managed approximately $1.6 billion in assets. FWIM is a subsidiary of First Western Financial, Inc. First Western Financial, Inc. is a privately held financial services company that owns 100% of the outstanding shares of FWIM.

During the fiscal year ended July 31, 2008, the Fund paid GKM Advisers, LLC, the previous adviser, a fee equal to the annual rate of 1.40% of the Fund's average daily net assets. Under the new management agreement with FWIM, FWIM is paid a fee by the Fund equal to 1.40% of the Fund's average daily net assets. FWIM pays all of the operating expenses of the Fund except brokerage, taxes, borrowing costs (such as interest and dividend expense on securities sold short), fees and expenses of non-interested person trustees, extraordinary expenses and expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940 (if any). In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by FWIM. FWIM may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

A discussion regarding the basis for the Board of Trustees' approval of the new investment management agreement with FWIM will be available in the Fund's annual report for the year ended July 31, 2009. The new management agreement was approved by Fund shareholders at a Special Meeting of Shareholders held on June 26, 2009.

PORTFOLIO MANAGERS

The two managers identified below have been jointly and primarily responsible for the day-to-day management of the Fund since its inception. The two managers make all portfolio decisions collectively.

Jed M. Cohen. Mr. Cohen is a Senior Managing Director at FWIM and has been a member of FWIM's investment management team since May 1, 2009. Prior to that time he served as chief investment strategist of GKM Adviser, LLC, since January 2000. His career has been devoted to stock research and long term economic forecasting. Prior experience includes 31/2 years (from January 2000 to July
2003) as Senior Managing Director at Gerard Klauer Mattison & Co., ten years (from May 1989 to December 1999) as Senior Managing Director at Gruntal & Co., fourteen years as a Limited Partner at Bear, Stearns & Co., and nine years as a General Partner at Kleiner, Bell & Co. In the mid-1960's, Mr. Cohen was associated with members of the President's Council of Economic Advisors where he spent several years exchanging ideas on economic outlook, taxation, the Federal Reserve System, and other matters of national fiscal and monetary policy.

Timothy J. Wahl. Mr. Wahl is a Managing Director at FWIM and has been a member of FWIM's investment management team since May 1, 2009. Prior to that he served as President of GKM Advisers, LLC and has been actively managing portfolios since that time. Prior to joining GKM Advisers, he spent three years (from July 1997 to January 2000) operating Wahl Financial, his own money management firm. Mr. Wahl has five years experience as an over-the counter market maker in Southern California, first with Gruntal Securities, then with Cruttenden Roth. He received his CPA credentials while working at Deloitte & Touche, Los Angeles where he spent three years auditing businesses and mutual funds. Mr. Wahl earned his B.S. in Accounting after studying at California State University at Dominguez Hills, San Diego State University and Oklahoma City University. Mr. Wahl spent two years pitching for the Milwaukee Brewers organization.

The Fund's Statement of Additional Information contains additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.



SUPPLEMENT  TO THE  PROSPECTUS  AND STATEMENT OF  ADDITIONAL  INFORMATION  DATED
DECEMBER 1, 2008. YOU SHOULD READ THIS SUPPLEMENT IN CONJUNCTION WITH THE PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION WHICH, TOGETHER, PROVIDE THE INFORMATION A PROSPECTIVE INVESTOR SHOULD KNOW ABOUT THE FUND AND SHOULD BE RETAINED FOR FUTURE REFERENCE. THE FUND'S STATEMENT OF ADDITIONAL INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. YOU MAY OBTAIN THE PROSPECTUS OR STATEMENT OF ADDITIONAL INFORMATION WITHOUT CHARGE BY CALLING THE FUND AT (888) 456-9518.

                                 GKM GROWTH FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                                December 1, 2008
                           Revised September 10, 2009

      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the GKM Growth Fund dated December 1, 2008. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2008 (the "Annual Report"). A free copy of the Prospectus or the Annual Report can be obtained by writing to The GKM Funds at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 or by calling 1-888-456-9518, or by visiting the Fund's website at www.gkmadvisers.com.

TABLE OF CONTENTS                                                           PAGE
--------------------------------------------------------------------------------
DESCRIPTION OF THE TRUST AND THE FUND..........................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
   CONSIDERATIONS..............................................................2

INVESTMENT LIMITATIONS.........................................................5

THE INVESTMENT ADVISER ........................................................7

TRUSTEES AND OFFICERS..........................................................9

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................12

POLICY REGARDING THE SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS...............13

DETERMINATION OF NET ASSET VALUE..............................................16

INVESTMENT PERFORMANCE........................................................17

ADDITIONAL TAX INFORMATION....................................................19

PROXY VOTING POLICIES AND PROCEDURES..........................................21

PRINCIPAL SECURITY HOLDERS....................................................21

CUSTODIAN.....................................................................21

FUND SERVICES.................................................................22

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................22

DISTRIBUTOR...................................................................22

FINANCIAL STATEMENTS..........................................................23

APPENDIX A -PROXY VOTING POLICIES AND PROCEDURES..............................24

DESCRIPTION OF THE TRUST AND THE FUND

      The GKM Growth Fund (the "Fund") was organized as a diversified series of The GKM Funds (the "Trust") on October 2, 2001. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 2, 2001 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The investment adviser to the Fund is FWIM (the "Adviser").

      The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

      For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

      This  section  contains   information   about  the  Fund's   non-principal
investment strategies and risks.

      EQUITY SECURITIES -- In addition to common stock, the Fund may invest in other types of equity securities, such as preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, American Depositary Receipts ("ADRs") and convertible securities consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.

      Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Adviser expects, however, that generally the preferred stocks in which the Fund invests will be of investment grade or, if unrated, of comparable quality in the opinion of the Adviser.

      The Fund may invest in foreign securities through the purchase of ADRs. ADRs are certificates of ownership issued by a U.S. bank as a convenience to the investors in lieu of the underlying shares which it holds in custody. ADRs are subject to the same risks as the underlying foreign securities to which they relate. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.

      Equity securities also include SPDRs (S&P Depositary Receipts, known as "Spiders"), DIAMONDS, QQQs and a number of other exchange traded funds. SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A Midcap SPDR is the same as a SPDR except that it tracks the S&P's Midcap 400 and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the "Dow") in that its holding consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQs trade on the American Stock Exchange under the symbol QQQ. The Fund may also invest in exchange traded funds from a variety of financial institutions such as Barclays Global Fund Advisors (iShares), Merrill Lynch (HOLDRs), Fidelity (Fidelity Select Portfolios), PDR Services LLC (Select Sector
SPDR), State Street Capital Markets, LLC (Fortune e-50, Fortune 500, and streetTRACKS) and The Vanguard Group (VIPERs). Each equity security described in this paragraph is a registered investment company that charges investors certain fees and expenses. As a result of the Fund's investment in these securities, these expenses are passed on to the Fund and its shareholders.

      REPURCHASE AGREEMENTS -- The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or by agencies of the U.S. government ("U.S. Government obligations"). A repurchase agreement is a short term investment in which the purchaser (I.E., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Trust's custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy.

      OPTION TRANSACTIONS -- The Fund may engage in option transactions involving individual stocks as well as stock indexes. An option involves either
(a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund owns the underlying security or has an absolute and immediate right to acquire that security without additional cash consideration (or, to the extent it does not hold the security, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). For a call option on an index, the option will be covered if the Fund holds a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. Government obligations or to deposit assets in escrow with the custodian.

      The purchase and writing of options involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option purchased by the Fund may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

      LOANS OF PORTFOLIO SECURITIES -- The Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in response to requests of broker-dealers or institutional investors that the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. Government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter that the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 25% of the value of the Fund's net assets.

      SHORT SALES -- The Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates.

      In connection with its short sales, the Fund will be required to maintain a segregated account with its Custodian of cash or high grade liquid assets equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). The Fund will limit its short sales so that no more than 25% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is unlimited.

      The Fund may also sell a security short "against the box," which means that the Fund sells short a security that it owns, or has the right to obtain without payment of further consideration. The borrowing and segregated account provisions described above do not apply to short sales against the box.

      PORTFOLIO TURNOVER -- The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. Portfolio turnover rates for the Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares or implementation of hedging strategies. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund's shareholders. The Adviser anticipates that the Fund's annual portfolio turnover rate will typically not exceed 100%. For the fiscal years ended July 31, 2008, 2007 and 2006, the Fund's portfolio turnover rates were 9%, 3% and 12%, respectively.

INVESTMENT LIMITATIONS

      FUNDAMENTAL. The investment limitations described below have been adopted by the Trust with respect to the Fund and are "fundamental," I.E., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

      1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

      2. SENIOR SECURITIES. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

      3. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

      4. REAL ESTATE. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

      5. COMMODITIES. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

      6. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

      7. CONCENTRATION. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

      With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

      Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

      NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to the Fund and are "non-fundamental," I.E., they may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy.

      1. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

      2. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

      3. OPTIONS. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Fund's Prospectus or in this Statement of Additional Information.

      4. ILLIQUID INVESTMENTS. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

THE INVESTMENT ADVISER

      The Fund's investment adviser is First Western Investment Management, Inc, 11150 Santa Monica Boulevard, Suite 850, Los Angeles, California 90025 (the "Adviser"). First Western Financial, Inc. is the parent company and sole shareholder of the Adviser.

      Under the terms of the Management Agreement between the Trust and the Adviser, the Adviser manages the Fund's investments subject to oversight by the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of the Trustees who are not interested persons of the Trust (the "Independent Trustees"), 12b-1 expenses (if any) and extraordinary expenses. As compensation for its management services, the Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of the average daily net assets of the Fund. During the fiscal years ended July 31, 2008, 2007 and 2006, the Fund paid fees of $653,033, $634,305 and $533,265, respectively, to the previous adviser, GKM Advisers, LLC.

      The Management Agreement was approved by shareholders on June 26, 2009 and has a two year initial term. Upon completion of the two year initial term, the Management Agreement shall continue in effect for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose. The Management Agreement is terminable at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of the Fund, or by the Adviser. The Management Agreement also terminates automatically in the event of its assignment, as defined in the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder.

      The Management Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

      The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of such services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

PORTFOLIO MANAGERS

Other Accounts Managed (as of July 31, 2009)
----------------------

      Jed M. Cohen and Timothy J. Wahl serve as the Fund's Portfolio Managers, and are collectively responsible for the day-to-day management of other accounts, as indicated in the following table. None of these accounts has an advisory fee based on the performance of the account.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Number of
                                                                                              Accounts with        Total Assets in
   Name of                                                Number of                           Advisory Fee          Accounts with
  Portfolio                                               Accounts       Total Assets in         Based on         Advisory Fee Based
   Manager                  Type of Accounts               Managed       Accounts Managed      Performance          on Performance
------------------------------------------------------------------------------------------------------------------------------------
Jed M. Cohen         Registered investment companies:          0              $ 0                   0                    $ 0
                     Other pooled investment vehicles:         0              $ 0                   0                    $ 0
                     Other accounts:                          250         $317 million              0                    $ 0
------------------------------------------------------------------------------------------------------------------------------------
Timothy J. Wahl      Registered investment companies:          0              $ 0                   0                    $ 0
                     Other pooled investment vehicles:         0              $ 0                   0                    $ 0
                     Other accounts:                          250         $317 million              0                    $ 0
------------------------------------------------------------------------------------------------------------------------------------

Potential Conflicts of Interest
-------------------------------

      The investment strategy of the Fund and other accounts managed by the Portfolio Managers are similar. The Adviser has adopted policies and procedures designed to address conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Adviser. These policies are designed to ensure equitable treatment of all accounts. In addition, procedures are in place to monitor personal trading by the Portfolio Managers to ensure that the interests of the Adviser's clients come first.

Compensation
------------

      Each Portfolio Manager is paid a base salary and is entitled to a discretionary bonus. The bonus is based on the profitability of the Adviser and is not directly related to the performance of the accounts under their management.

Disclosure of Securities Ownership
----------------------------------

      The following table indicates the dollar value of shares of the Fund beneficially owned by the Portfolio Managers as of July 31, 2009.

      -----------------------------------------------------------------
                      Name of               Dollar Value of Fund Shares
                 Portfolio Manager              Beneficially Owned
      -----------------------------------------------------------------
      Jed M. Cohen                                      $ 0
      -----------------------------------------------------------------
      Timothy J. Wahl                           $100,001 -- $500,000
      -----------------------------------------------------------------

TRUSTEES AND OFFICERS

      Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust's day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

      The Trust will be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently four Trustees, three of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. The Independent Trustees receive compensation for their services as a Trustee. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

      The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

                                                                                                                         NUMBER OF
                                                                                                                       PORTFOLIOS IN
                                                                  POSITION(S)        PRINCIPAL OCCUPATION(S) DURING     FUND COMPLEX
                                               LENGTH OF           HELD WITH       PAST 5 YEARS AND DIRECTORSHIPS OF    OVERSEEN BY
       NAME, ADDRESS AND AGE                  TIME SERVED            TRUST                  PUBLIC COMPANIES              TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:

*Timothy J. Wahl                                 Since             President       Managing Director and                     1
11150 Santa Monica Blvd., Suite 850           October 2001        and Trustee      Investment Committee member of
Los Angeles, California 90025                                                      First Western Investment
Year of birth: 1965                                                                Management, Inc

INDEPENDENT TRUSTEES:

Darrin F. DelConte                               Since              Trustee        Executive Vice President of               1
11150 Santa Monica Blvd., Suite 850          December 2001                         Pacific Crane Maintenance Co.
Los Angeles, California 90025                                                      (marine maintenance company)
Year of birth: 1966

Brian D. Horner                                  Since              Trustee        Chairman of Venture West Funding,         1
11150 Santa Monica Blvd., Suite 850           January 2005                         Inc. (mortgage company)
Los Angeles, California 90025
Year of birth: 1961

Nicholas G. Tonsich                              Since              Trustee        Partner in Glaser, Tonsich &              1
11150 Santa Monica Blvd., Suite 850          December 2001                         Associates, LLP (law firm)
Los Angeles, California 90025
Year of birth: 1961

EXECUTIVE OFFICERS:

Robert G. Dorsey                                 Since           Vice President    Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450                December 2001                         Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                             Distributors, LLC
Year of birth: 1957

Mark J. Seger                                    Since             Treasurer       Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450                December 2001                         Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                             Distributors, LLC
Year of birth: 1962

David L. Kahn                                    Since           Secretary and     Senior Vice President of First
11150 Santa Monica Blvd, Suite 850            October 2001      Chief Compliance   Western Investment Management,
Los Angeles, California 90025                                       Officer        Inc
Year of birth: 1957

* Timothy J. Wahl is an affiliated person of First Western Investment Management, Inc, the Fund's investment adviser, and is considered an "interested person" of the Trust within the meaning of Section 2(a)(19) under the 1940 Act.

      BOARD COMMITTEES. The Trustees have established an Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. Messrs. DelConte, Horner and Tonsich are the members of the Audit Committee. The Audit Committee held one meeting during the fiscal year ended July 31, 2008. The Board of Trustees has no nominating or compensation committee or any committee performing similar functions. However, the Independent Trustees are responsible for overseeing the selection process of any new Trustees added to the Board.

      TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2007.

                             Dollar Range of              Aggregate Dollar
                            Fund Shares Owned       Range of Shares of All Funds
Name of Trustee                 by Trustee              Overseen by Trustee
--------------------------------------------------------------------------------
Timothy J. Wahl               Over $100,000                Over $100,000
INDEPENDENT TRUSTEES:
Darrin F. DelConte          $10,001 -- $50,000            $10,001 -- $50,000
Nicholas G. Tonsich            $1 -- $10,000                 $1 -- $10,000
Brian D. Horner             $10,001 -- $50,000            $10,001 -- $50,000

      TRUSTEE COMPENSATION. No director, officer or employee of the Adviser will receive any compensation from the Fund for serving as an officer or Trustee of the Trust. Each Trustee who is an Independent Trustee receives from the Fund an annual fee of $1,000, payable quarterly, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides the amount of compensation paid by the Fund during the fiscal year ended July 31, 2008 to each of the Trustees:

                                                                                           Total Compensation
                               Aggregate             Pension or       Estimated Annual      Paid for Service
                         Compensation Paid for       Retirement         Benefits Upon        to the Fund and
Trustee                   Service to the Fund     Benefits Accrued       Retirement           Fund Complex
-------------------------------------------------------------------------------------------------------------
Timothy J. Wahl                   None                  None                None                  None

Darrin F. DelConte               $1,000                 None                None                 $1,000

Nicholas G. Tonsich              $1,000                 None                None                 $1,000

Brian D. Horner                  $1,000                 None                None                 $1,000

      INDEPENDENT TRUSTEE OWNERSHIP IN THE FUND'S INVESTMENT ADVISER(1) OR DISTRIBUTOR.(2) This information is provided as of September 10, 2009.

-------------------------------------------------------------------------------------------------------------------
                        NAME OF OWNERS
                      AND RELATIONSHIPS       NAME OF      TITLE OF CLASS OF       VALUE OF
   NAME OF TRUSTEE        TO TRUSTEE          COMPANY          SECURITY           SECURITIES      PERCENT OF CLASS
-------------------------------------------------------------------------------------------------------------------
Darrin F. DelConte           N/A                N/A               N/A                None                N/A
-------------------------------------------------------------------------------------------------------------------
Nicholas G. Tonsich          N/A                N/A               N/A                None                N/A
-------------------------------------------------------------------------------------------------------------------
Brian D. Horner              N/A                N/A               N/A                None                N/A
-------------------------------------------------------------------------------------------------------------------

(1)   First Western Investment Management, Inc
(2)   Ultimus Fund Distributors, LLC

PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund's shares so long as such placements are made pursuant to policies approved by the Fund's Board of Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts. During the fiscal years ended July 31, 2008, 2007 and 2006, the Fund paid brokerage commissions of $5,781, $2,252 and $5,565, respectively. The lower amount of brokerage commissions paid in fiscal year 2007 is primarily due to a lower rate of portfolio turnover in such year.

      The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

      Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing its other advisory accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of such research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Management Agreement.

      While the Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers.

      The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

      Under the 1940 Act, persons affiliated with the Adviser may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Therefore, an affiliate of the Adviser will not serve as the Fund's dealer in connection with over-the-counter transactions. However, an affiliate may serve as the Fund's broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions.

      The Fund will not effect any brokerage transactions in its portfolio securities with an affiliate if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Management Agreement provides that affiliates of the Adviser may receive brokerage commissions in connection with effecting such transactions for the Fund. In determining the commissions to be paid to an affiliate, it is the policy of the Fund that such commissions will, in the judgment of the Trust's Board of Trustees, be (a) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Fund as commissions contemporaneously charged by an affiliate on comparable transactions for its most favored unaffiliated customers, except for customers of an affiliate considered by a majority of the Independent Trustees not to be comparable to the Fund.

      The Management Agreement does not provide for a reduction of the Adviser's fee by the amount of any profits earned by an affiliate from brokerage commissions generated from portfolio transactions of the Fund. While the Fund contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. An affiliate will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

      During the fiscal years ended July 31, 2008, 2007 and 2006, the Fund paid brokerage commissions of $5,597, $2,252 and $5,565, respectively, to Samuels Chase & Co., Inc., an affiliated broker-dealer. During the fiscal year ended July 31, 2008, Samuels Chase & Co., Inc. received 96.8% of the Fund's aggregate brokerage commissions for effecting 96.0% of the aggregate dollar amount of transactions involving brokerage commissions. Samuels Chase & Co., Inc. is considered an affiliated broker-dealer as a result of certain employees of the Adviser maintaining their securities licenses with the firm.

      CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 under the 1940 Act. The personnel subject to the Codes of Ethics are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Codes of Ethics from the Securities and Exchange Commission.

POLICY REGARDING THE SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

      The Board of Trustees has adopted a policy to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

      o Public disclosure regarding the securities held by the Fund ("Portfolio Securities") is made in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted by the Fund's policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

      o The Adviser posts a listing of the Fund's 10 largest holdings as of the end of each calendar quarter at www.gkmadvisers.com. This listing is typically available at the website within approximately 15 days of the end of the calendar quarter. The listing of the 10 largest holdings is available to the general public.

      o Information regarding Portfolio Securities and other information regarding the investment activities of the Fund is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund. Currently, the Fund is providing portfolio information to four different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been reviewed by the Chief Compliance Officer ("CCO") of the Fund. The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Fund. Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 RECEIPT OF
                                                                     TIMING OF RELEASE AND                 COMPENSATION OR OTHER
NAME OF RATING OR RANKING                                                CONDITIONS OR                      CONSIDERATION BY THE
      ORGANIZATION              INFORMATION PROVIDED                  RESTRICTIONS ON USE                 FUND OR AFFILIATED PARTY
------------------------------------------------------------------------------------------------------------------------------------
Morningstar, Inc.              CUSIP, description,              Provided monthly, with a 30-day lag.                None
                               shares/par, market value         No formal conditions or restrictions.
------------------------------------------------------------------------------------------------------------------------------------

Lipper                         CUSIP, description, shares/par   Provided monthly, with a 30-day lag.                None
                                                                No formal conditions or restrictions.
                                                                Lipper indicates that it will not
                                                                trade based on the Fund's portfolio
                                                                information, and it prohibits its
                                                                employees from any such trading.
------------------------------------------------------------------------------------------------------------------------------------
Bloomberg L.P.                 CUSIP, shares/par, market value  Provided quarterly, with a 30-day                   None
                                                                lag.  No formal conditions or
                                                                restrictions.  Bloomberg indicates
                                                                that it requires all employees to sign
                                                                confidentiality agreements
                                                                acknowledging all information received
                                                                during their employment must be used
                                                                for legitimate business purposes only.
------------------------------------------------------------------------------------------------------------------------------------





                                       14

------------------------------------------------------------------------------------------------------------------------------------
Standard & Poors               CUSIP, description,              Provided monthly, with a 30-day lag.                None
                               shares/par, market value,        No formal conditions or restrictions.
                               coupon, maturity date, % of      S&P indicates that its employees are
                               total net assets                 required to follow a code of business
                                                                conduct that prohibits them from using
                                                                portfolio information for anything
                                                                other than performing their job
                                                                responsibilities, and S&P employees
                                                                must certify annually that they have
                                                                followed this code of business conduct.
------------------------------------------------------------------------------------------------------------------------------------

            The CCO has concluded that providing information relating to Portfolio Securities to these rating or ranking organizations does not pose a significant risk to the Fund or its shareholders.

      o     The Fund's  policy  relating to  disclosure of holdings of Portfolio
            Securities does not prohibit disclosure of information to the Adviser or to other Fund service providers. Below is a table that lists each service provider receiving non-public portfolio information along with information regarding the frequency of access, and limitations on use (including a prohibition on trading on non-public information), of information relating to Portfolio Securities.

-----------------------------------------------------------------------------------
                                FREQUENCY OF ACCESS TO
  TYPE OF SERVICE PROVIDER      PORTFOLIO INFORMATION        RESTRICTIONS ON USE
-----------------------------------------------------------------------------------
Adviser                        Daily                     Contractual and Ethical
-----------------------------------------------------------------------------------
Administrator (fund            Daily                     Contractual and Ethical
accountant and transfer
agent)
-----------------------------------------------------------------------------------
Custodian                      Daily                     Contractual and Ethical
-----------------------------------------------------------------------------------
Auditor                        During annual audit       Ethical
-----------------------------------------------------------------------------------
Legal counsel                  Regulatory filings,       Ethical
(Thompson Hine LLP)            board meetings, and if
                               a legal issue regarding
                               the portfolio requires
                               counsel's review
-----------------------------------------------------------------------------------
Printers                       Twice a year - printing   No formal restrictions in
(Financial Graphic Service     of semi-annual and        place.  Printer receives
Inc.)                          annual reports            portfolio on or about time
                                                         filed with the SEC -
                                                         approximately 60 days old
                                                         by the time received.
-----------------------------------------------------------------------------------
Broker/dealers through which   Daily access to the       Contractual and Ethical
Fund purchases and sells       relevant purchase
portfolio securities           and/or sale - no
                               broker/dealer has
                               access to the Fund's
                               entire portfolio
-----------------------------------------------------------------------------------

            The Board of Trustees has determined that the Fund and its shareholders are adequately protected by these restrictions on use in those instances listed above, including those where contractual obligations between the Fund and the party do not exist.

      o The CCO may approve other arrangements under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), may be disclosed. The CCO shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund. The CCO must inform the Board of Trustees of any such arrangements that are approved by the CCO, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

      o The CCO resolves all conflicts of interest with regards to disclosure of information relating to Portfolio Securities. However, if the CCO is conflicted as well, the CCO will present the issue to the full Board of Trustees for determination. In instances where the CCO resolves the conflict, the CCO will provide a report to the Board of Trustees describing the conflict of interest and why the CCO either allowed or prohibited the disclosure. This report is presented at the next regularly scheduled Board of Trustees meeting.

      o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

      o The CCO is required to inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to the Fund's policy, and the rationale supporting such approval. At least once annually, the CCO is required to provide the Board of Trustees with a written report as to compliance with the Fund's policy.

DETERMINATION OF NET ASSET VALUE

      The price (net asset value) of the shares of the Fund is determined as of the end of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day that the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

      Equity securities are valued at their market value when reliable market quotations are readily available. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded on NASDAQ are generally valued by the pricing service at the NASDAQ Official Closing Price. When reliable market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

      Fixed income securities are valued at their market value when reliable market quotations are readily available. The Fund typically uses a pricing service to determine the market value of the Fund's fixed income securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of fixed income securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

INVESTMENT PERFORMANCE

      The Fund may periodically advertise "average annual total return." Average annual total return, as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                P (1+T)^n = ERV

 Where: P   = a hypothetical $1,000 initial investment
        T   = average annual total return
        n   = number of years
        ERV = ending redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

      The Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

      The table below shows the Fund's average annual total returns for periods ended July 31, 2008:

            --------------------------------------------------------
                                                   Since Inception
             One Year         Five Years         (December 28, 2001)
             --------         ----------         -------------------
            --------------------------------------------------------
              -15.32%            5.55%                  3.83%
            --------------------------------------------------------

      The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. For example, the Fund's average annual return for the three years ended July 31, 2008 is 0.61%. In addition, a non-standardized quotation may be a cumulative total return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. For example, the cumulative total return of the Fund for the period since inception (December 28, 2001) to July 31, 2008 is 28.13%. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

      The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of that Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any past performance will continue.

      From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. These may include the Standard & Poor's 500 Stock Index, the NASDAQ Composite Index or the Dow Jones Industrial Average.

      In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

ADDITIONAL TAX INFORMATION

      The Fund has qualified and intends to continue to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized gains are distributed in accordance with the Code. If for any taxable year the Fund does not qualify for the special tax treatment afforded to RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to "Qualified Dividends" for individuals.

      Among the requirements to qualify as a RIC, the Fund must distribute annually no less than the sum of 90% of its "investment company taxable income" and 90% of its net tax-exempt income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

      The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of July 31, 2008, the Fund had capital loss carryforwards of $252,538, of which $97,687 expires July 31, 2012, $149,434 expires July 31, 2013, $4,847 expires July 31, 2014 and $570 expires July 31, 2016. In addition, the Fund had net realized capital losses of $223,936 during the period November 1, 2007 through July 31, 2008, which are treated for federal income tax purposes as arising during the Fund's tax year ending July 31, 2009. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset realized capital gains, if any, prior to distributing such gains to shareholders.

      A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

      Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2011. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (E.G., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

      It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (E.G., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

      Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

      Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. A significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

      Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

PROXY VOTING POLICIES AND PROCEDURES

      The Trust and the Adviser have each adopted Proxy Voting Policies and Procedures. The Trust's policies delegate the responsibility of voting Fund proxies to the Adviser. The Adviser's Proxy Voting Policies and Procedures describe how it intends to vote proxies relating to the Fund's portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge upon request by calling 1-888-456-9518, or on the Securities and Exchange Commission's website at http://www.sec.gov.

PRINCIPAL SECURITY HOLDERS

      As of November 3, 2008, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 43.2% of the outstanding shares of the Fund.

      As of November 3, 2008, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Fund.

CUSTODIAN

      U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is the custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

      The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For its services as transfer agent, Ultimus receives from the Adviser a fee payable monthly at an annual rate of $20 per account, provided, however, that the minimum fee is $1,500 per month. In addition, the Adviser pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

      Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable the Ultimus to perform its duties, the Adviser pays Ultimus a base fee of $2,500 per month plus an asset-based fee computed as a percentage of the Fund's average net assets. In addition, the Adviser pays all costs of external pricing services.

      Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Adviser pays Ultimus a fee at the annual rate of 0.15% of the average value of the Fund's daily net assets up to $50 million, 0.125% of such assets from $50 million to $100 million, 0.1% of such assets from $100 million to $250 million, 0.075% of such assets from $250 million to $500 million, and 0.05% of such assets in excess of $500 million; provided, however, that the minimum fee is $2,000 per month.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The firm of Briggs, Bunting & Dougherty, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, has been selected as the Fund's independent registered public accounting firm for the fiscal year ending July 31, 2009. Briggs, Bunting & Dougherty, LLP performs an annual audit of the Fund's financial statements and provides tax services as requested.

DISTRIBUTOR

      Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the Fund's outstanding shares, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days' written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Adviser is responsible for paying the Distributor's fees. The Distributor is an affiliate of Ultimus, and Robert
G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

FINANCIAL STATEMENTS

      The financial statements of the Fund, which have been audited by Briggs, Bunting & Dougherty, LLP, are incorporated herein by reference to the Annual Report of the Fund dated July 31, 2008.

                                                                      Appendix A

                                  THE GKM FUNDS

                      PROXY VOTING POLICIES AND PROCEDURES
                             (ADOPTED JUNE 25, 2003
                           AMENDED NOVEMBER 16, 2004)

      Pursuant to rules established by the Securities and Exchange Commission (the "Commission"), under the Investment Company Act of 1940, as amended, the Board of Trustees of The GKM Funds (the "Trust") has adopted the following formal, written guidelines for proxy voting by the Trust. The Board of Trustees of the Trust oversees voting policies and decisions for each series of the Trust (the "Funds").

      Each Fund exercises its proxy voting rights with regard to the companies in the Fund's investment portfolio, with the goals of maximizing the value of the Fund's investments, promoting accountability of a company's management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company's business and operations.

      In general, the Board of Trustees of the Trust believes that each Fund's investment adviser (the "Adviser"), which selects the individual companies that are part of the Fund's portfolio, is the most knowledgeable and best suited to make decisions about proxy votes. Therefore, the Trust defers to and relies on the Adviser to make decisions on casting proxy votes.

      In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund's shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Audit Committee of the Board of Trustees to enable the Committee to make a voting decision. When the Audit Committee is required to make a proxy voting decision, only the Committee members without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.

      A copy of these Proxy Voting Policies and Procedures are available, without charge, upon request, by calling the Trust's toll-free telephone number at (888) 456-9518, and will be made available on the Commission's website at HTTP://WWW.SEC.GOV. The Trust will send a copy of the Trust's Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

      Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund. Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, (the "1940 Act"), a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 1/2% percent. Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F):

      o when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

            o seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

            o vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.











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                    FIRST WESTERN INVESTMENT MANAGEMENT, INC

                      PROXY VOTING POLICIES AND PROCEDURES

POLICY

Unless  the  parties  otherwise  agree  in  writing,  First  Western  Investment
Management, Inc. ("FWIM") shall have no obligation or authority to take any action or render any advice with respect to the voting of proxies solicited by or with respect to issuers of securities held by a client. If the Adviser has agreed to vote proxies on behalf of a client, FWIM, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

FWIM has contracted with ADP to receive proxy materials and vote proxies electronically via ADP's ProxyEdge, a browser-based proxy voting system.

David Kahn has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures

PROCEDURES

      o All employees will forward any proxy materials received on behalf of clients to David Kahn;
      o David Kahn will determine which client accounts hold the security to which the proxy relates;
      o Absent material conflicts, David Kahn will determine how FWIM should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.
      o FWIM will provide in its Disclosure Document a summary of this proxy voting policy including a statement that clients may request information regarding how FWIM voted a client's proxies, and that clients may request a copy of these policies and procedures.
      o     All client  requests  for  information  regarding  proxy  votes,  or policies and procedures, received by any employee should be forwarded to David Kahn.
      o In response to any request David Kahn will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how FWIM voted the client's proxy with respect to each proposal about which client inquired.



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VOTING GUIDELINES

In the absence of specific voting guidelines from the client, FWIM will vote proxies in the best interests of each particular client. Because votes will be cast in a manner consistent with each client's best economic interests, it is anticipated that all proxies from a specific issuer will be voted the same way for all clients absent qualifying restrictions from a particular client. Clients are permitted to place reasonable restrictions on FWIM's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

      o FWIM will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.
      o FWIM will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.
      o In reviewing proposals, FWIM will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer's business practices.

CONFLICTS OF INTEREST

FWIM will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of FWIM with the issuer of each security to determine if FWIM or any of its employees has any financial, business or personal relationship with the issuer.

If a material conflict of interest exists, David Kahn will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

FWIM will maintain a record of the voting resolution of any conflict of interest.

RECORDKEEPING

David Kahn shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

      o     These policies and procedures and any amendments;
      o Proxy Statements, Annual Reports, and Proposals received regarding client securities;
      o     A record of each vote that FWIM casts;
      o Any document FWIM created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the General Manager;
      o A copy of each written request from a client for information on how FWIM voted such client's proxies, and a copy of any written response.

Mr. Kahn may rely on proxy statements, annual reports and proposals filed on the SEC EDGAR system instead of keeping his own copies.





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CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, upon request, by calling (310) 268-2606, and on our website at HTTP://WWW.GKMADVISERS.COM. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client's securities.

Adopted June 25, 2003;
Amended November 16, 2004;
Amended May 1, 2009









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